Exhibit 10.6

                        Farmstead Telephone Group, Inc.

                     Supplemental Executive Retirement Plan

                        Effective as of January 1, 1998


                                    Recitals

      This Farmstead Telephone Group, Inc. Supplemental Executive Retirement Plan (the "Plan") is adopted by Farmstead Telephone Group, Inc. (the "Employer") for George J. Taylor, Jr. ("Executive"). The purpose of the Plan is to provide Executive with supplemental retirement income. The Plan is intended to be an unfunded excess benefit plan under Section 3(36) of the Employee Retirement Income Security Act of 1974 ("ERISA").

      Accordingly, the following Plan is adopted.

                                   Article I

                                  Definitions
                                  -----------

      1.1 "Base Salary" means Executive's annual base salary determined pursuant to the Employment Agreement.

      1.2 "Benefit" means the benefit committed on behalf of Executive or Beneficiary as of the date of reference.

      1.3 "Beneficiary" means any person or person so designated in accordance with the provisions of Article VI.

      1.4 "Code" means the Internal Revenue Code of 1986 and the regulations thereunder, as amended from time to time.

      1.5 "Effective Date" means the effective date of the Plan, which shall be January 1, 1998.

      1.6 "Employer" means Farmstead Telephone Group, Inc. and its successors and assigns unless otherwise herein provided, or any other corporation or business organization that, with the consent of Farmstead Telephone Group, Inc. or its successors or assigns, assumes the Employer's obligations hereunder, or any other corporation or business organization that agrees, with the consent of Farmstead Telephone Group, Inc., to become a party to the Plan.

      1.7 "Employment Agreement" means the most recent Employment Agreement between Executive and Employer dated January 1, 1998 and any amendments thereto.

      1.8 "Executive" means George J. Taylor, Jr., including, where appropriate according to the context of the Plan, those Beneficiaries who may become eligible to receive a benefit under the Plan.

      1.9   "Normal Retirement Date" means age sixty-five (65).

      1.10 "Permanent Disability" means a determination by the Employer's long-term disability insurance carrier that Executive is permanently disabled.

      1.11 "Plan" means the Farmstead Telephone Group, Inc. Supplemental Executive Retirement Plan, as amended from time to time.

      1.12  "Trust" means the trust fund established pursuant to the Plan.

      1.13 "Trustee" means the trustee named in the agreement establishing the Trust and such successor and/or additional trustees as may be named pursuant to the terms of the agreement establishing the Trust.


                                   Article II

                         Eligibility and Participation
                         -----------------------------

      Executive shall be eligible to participate in the Plan on the Effective Date.


                                  Article III

                                   Benefits
                                   --------

      At retirement, Executive shall be entitled to receive for fifteen (15) years an annual benefit equal to one-third (1/3) of the average of his three years of Base Salary earned immediately prior to his termination of employment, but in any event not less than one hundred thousand dollars ($100,000). Payment of Executive's Benefit shall commence on the earlier of Executive's death, termination as the result of a permanent disability or attainment of his Normal Retirement Date.


                                   Article IV

                            Entitlement to Benefits
                            -----------------------

      4.1 Termination of Employment. If Executive terminates employment with the Employer for any reason, Executive's Benefit shall be calculated according to the provisions of Article III and distributed according to the provisions of
Article V.

      4.2 Change of Control. If a Change of Control (as defined in the Employment Agreement) occurs, Executive's Benefit shall be valued and payable according to the provisions of Articles III and V.

      4.3 Re-employment of Recipient. If Executive is receiving installment distributions pursuant to Section 5.2 and is re-employed by the Employer, the remaining distributions due to Executive shall not be suspended.


                                   Article V

                           Distribution of Benefits
                           ------------------------

      5.1 Amount. Executive (or his Beneficiary) shall become entitled to receive, on or about the date of his termination of employment with the Employer, a distribution in an aggregate amount equal to Executive's annual Benefit. Any payment due hereunder that is not paid by the Trust will be paid by the Employer from its general assets.

      5.2   Method of Payment.

            (a) Cash Payments. All payments under the Plan shall be made in cash.

            (b) Timing and Manner of Payment. In the case of distributions to Executive or his Beneficiary by virtue of an entitlement pursuant to a Change in Control as provided in Section 4.2, an aggregate amount sufficient to fund Executive's unpaid current Benefit plus future Benefit will be transferred by the Employer to the Trust in a lump sum. In the event Executive becomes entitled to benefits pursuant to termination of employment as provided in Section 4.1, Executive's Benefit will be paid by the Trust or the Employer, as provided by Section 5.1, in equal monthly installments made over a fifteen (15) year period.

      5.3 Death Benefits. If Executive dies before his Normal Retirement Date or before the completion of payments to the Executive hereunder, the entire value of Executive's Benefit shall be paid, as provided in Section 5.2, to the person or persons designated in accordance with Section 6.1. Provided, however, that Beneficiary may elect to have Executive's Aggregate Benefit paid in a lump sum.

      5.4 Excess Benefit. Employer may cause the Trust to be funded with an insurance policy on Executive's life or such other assets as the Employer and Trustee agree. In the event that the value of Trust assets, whether or not the proceeds of any life insurance policy on Executive's life, exceed Executive's Benefit, such assets shall revert to the Employer.

                                   Article VI

                        Beneficiaries; Participant Data
                        -------------------------------

      6.1 Designation of Beneficiaries. Executive from time to time may designate any person or persons (who may be named contingently or successively) to receive such benefits as may be payable under the Plan upon or after Executive's death, and such designation may be changed from time to time by Executive by filing a new designation. Each designation will revoke all prior designations by Executive, shall be in a form prescribed by the Employer, and will be effective only when filed in writing with the Employer during the Executive's lifetime.

      In the absence of a valid Beneficiary designation, or if, at the time any benefit payment is due to a Beneficiary, there is no living Beneficiary validly named by the Executive, the Employer shall pay any such benefit payment to the Executive's spouse, if then living, but otherwise to the Executive's then living descendants, if any, per stirpes, but, if none, to the Executive's estate. In determining the existence or identity of anyone entitled to a benefit payment, the Employer may rely conclusively upon information supplied by the Executive's personal representative, executor, or administrator. If a question arises as to the existence or identity of anyone entitled to receive a benefit payment as aforesaid, or if a dispute arises with respect to any such payment, then, notwithstanding the foregoing, the Employer, in its sole discretion, may distribute such payment to the Executive's estate without liability for any tax or other consequences that might flow therefrom or may take such other action as the Employer deems to be appropriate.

      6.2 Information to be Furnished by Executive and Beneficiaries; Inability to Locate Participants or Beneficiaries. Any communication, statement, or notice addressed to Executive or to a Beneficiary at his last post office address as shown on the Employer's records shall be binding on the Executive or Beneficiary for all purposes of the Plan. The Employer shall not be obliged to search for Executive or Beneficiary beyond the sending of a registered letter to such last known address. If the Employer notifies Executive or Beneficiary that he is entitled to an amount under the Plan and Executive or Beneficiary fails to claim such amount or make his location known to the Employer within three (3) years thereafter, then, except as otherwise required by law, if the location of one or more of the next of kin of Executive is known to the Employer, the Employer may direct distribution of such amount to any one or more or all of such next of kin, in such proportions as the Employer determines. If the location of none of the foregoing persons can be determined, the Employer shall have the right to direct that the amount payable shall be deemed to be a forfeiture, except that the dollar amount of the forfeiture, unadjusted for deemed gains or losses in the interim, shall be paid by the Employer if a claim for the benefit subsequently is made by the Executive or the Beneficiary to whom it was payable. If a benefit payable to an unlocated Executive or Beneficiary is subject to escheat pursuant to applicable state law, the Employer shall not be liable to any person for any payment made in accordance with such law.

                                  Article VII

                                   The Trust
                                   ---------

      The Employer shall establish the Trust with the Trustee, pursuant to such terms and conditions as are set forth in the Trust Agreement to be entered into between the Employer and the Trustee. The Trust is intended to be treated as a grantor trust under the Code, and the establishment of the Trust is not intended to cause Executive to realize current income on amounts contributed thereto, and the Trust shall be so interpreted. The Employer shall contribute a minimum annual amount of fifty thousand dollars ($50,000) to the Trust until Executive's Benefit commences.


                                  Article VIII

                                Administration
                                --------------

      8.1 Administrative Authority. Except as otherwise specifically provided herein, the Employer shall have the sole responsibility for and the sole control of the operation and administration of the Plan and shall have the power and authority to take all action and to make all decisions and interpretations that may be necessary or appropriate in order to administer and operate the Plan, including, without limiting the generality of the foregoing, the power, duty and responsibility to:

      (a) Resolve and determine all disputes or questions arising under the Plan, including the power to determine the rights of Executive and Beneficiaries, and their respective benefits, and to remedy any ambiguities, inconsistencies, or omissions in the Plan.

      (b) Adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan.

      (c) Implement the Plan in accordance with its terms and the rules and regulations adopted as above.

      (d) Make determinations concerning the crediting and distribution of Plan Accounts.

      (e) Appoint any persons or firms, or otherwise act to secure specialized advice or assistance, as it deems necessary or desirable in connection with the administration and operation of the Plan, and the Employer shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, the advice or opinion of such firms or persons. The Employer shall have the power and authority to delegate from time to time by written instrument all or any part of its duties, powers, or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person or committee, and in the same manner to revoke any such delegation of duties, powers, or responsibilities. Any action of such person or committee in the exercise of such delegated duties, powers, or responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Employer. Further, the Employer may authorize one or more persons to execute any certificate or document on behalf of the Employer, in which event any person notified by the Employer of such authorization shall be entitled to accept and conclusively rely upon such certificate or document executed by such person as representing action by the Employer until such third person shall have been notified of the revocation of such authority.

      8.2 Mutual Exclusion of Responsibility. Neither the Trustee nor the Employer shall be obliged to inquire into or be responsible for any act or failure to act, or the authority therefor, on the part of the other.

      8.3 Uniformity of Discretionary Acts. Whenever in the administration or operation of the Plan discretionary actions by the Employer are required or permitted, such actions shall be consistently and uniformly applied to all persons similarly situated, and no such action shall be taken that shall discriminate in favor of any particular person or group of persons.

      8.4 Litigation. Except as may be otherwise required by law, in any action or judicial proceeding affecting the Plan, neither Executive nor Beneficiary shall be entitled to any notice or service of process, and any final judgment entered in such action shall be binding on all persons interested in, or claiming under, the Plan.

      8.5 Payment of Administration Expenses. All expenses incurred in the administration and operation of the Plan and the Trust, including any taxes payable by the Employer in respect of the Plan or Trust or payable by or from the Trust pursuant to its terms, shall be paid by the Employer.


                                   Article IX

                                   Amendment
                                   ---------

      9.1 Right to Amend. The Employer, by written instrument executed by the Employer, shall have the right to amend the Plan, at any time and with respect to any provisions hereof, and all parties hereto or claiming any interest hereunder shall be bound by such amendment; provided, however, that no such amendment shall deprive Executive or a Beneficiary of a right accrued hereunder prior to the date of the amendment.

      9.2 Amendments to Ensure Proper Characterization of Plan. Notwithstanding the provisions of Section 9.1, the Plan and the Trust Agreement may be amended by the Employer at any time, retroactively if required, if found necessary, in the opinion of the Employer, in order to ensure that the Plan is characterized as an "excess benefit" plan as described under ERISA Section 3(36) and to conform the Plan to the provisions and requirements of any applicable law (including ERISA and the Code). No such amendment shall be considered prejudicial to any interest of Executive or a Beneficiary hereunder.


                                   Article X

                                 Miscellaneous
                                 -------------

      10.1 Limitations on Liability of Employer. Neither the establishment of the Plan or any modification thereof, nor the creation of any account under the Plan, nor the payment of any benefits under the Plan shall be construed as giving to Executive or any other person any legal or equitable right against the Employer, or any officer or employer thereof except as provided by law or by any Plan provision. In no event shall the Employer, or any successor, employee, officer, director, or stockholder of the Employer, be liable to Executive on account of any claim arising by reason of the provisions of the Plan or of any instrument or instruments implementing its provisions, or for the failure of Executive, Beneficiary, or other person to be entitled to any particular tax consequences with respect to the Plan, or any credit or distribution hereunder.

      10.2 Construction. If any provision of the Plan is held to be illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein. For all purposes of the Plan, where the context admits, the singular shall include the plural, and the plural shall include the singular. Headings of Articles and Sections herein are inserted only for convenience of reference and are not to be considered in the construction of the Plan. The laws of the State of Connecticut shall govern, control, and determine all questions of law arising with respect to the Plan and the interpretation and validity of its respective provisions, except where those laws are preempted by the laws of the United States. Participation under the Plan will not give Executive the right to be retained in the service of the Employer nor any right or claim to any benefit under the Plan unless such right or claim has specifically accrued hereunder.

      The Plan is intended to be and at all times shall be interpreted and administered so as to qualify as an unfunded deferred compensation plan, and no provision of the Plan shall be interpreted so as to give any individual any right in any assets of the Employer, which right is greater than the rights of a general unsecured creditor of the Employer.

      10.3 Spendthrift Provision. No amount payable to Executive or a Beneficiary under the Plan will, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, garnishment, sale, transfer, assignment (either at law or in equity), levy, execution, pledge, encumbrance, charge, or any other legal or equitable process, and any attempt to do so will be void; nor will any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled thereto. Further, the withholding of taxes from Plan benefit payments; the recovery under the Plan of overpayments of benefits previously made to Executive or Beneficiary; if applicable, the transfer of benefit payments to an account in a banking institution (if not actually part of an arrangement constituting an assignment or alienation) shall not be construed as an assignment or alienation.

      In the event that Executive's or Beneficiary's benefits hereunder are garnished or attached by order of any court, the Employer may bring an action or a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid under the Plan. During the pendency of said action, any benefits that become payable shall be held as credits to Executive's or Beneficiary's Account or, if the Employer prefers, paid into the court as they become payable, to be distributed by the court to the recipient as the court deems proper a the close of said action.

      IN WITNESS WHEREOF, this Employer has caused the Plan to be executed and its seal to be affixed hereto, effective as of the 1st day of January, 1998.


ATTEST/WITNESS                          FARMSTEAD TELEPHONE GROUP, INC.

____________________________________    By: __________________________________

Print Name: ________________________    Print Name: __________________________

                                        Date: ________________________________


[SEAL]

                I. Designation of Death Benefit Beneficiary/ies

      I hereby revoke any prior designations of death benefit beneficiary/ies under the Plan, and I hereby designate the following beneficiary/ies to receive any benefit payable on account of my death under the Plan, subject to my right to change this designation and subject to the terms of the Plan.

A.    Primary Beneficiary/ies


   Name, Address,       Relationship to     Percent of     Date of    Social Security
  Telephone Number        Participant      Plan Account     Birth         Number
--------------------    ---------------    ------------    -------    ---------------


B. Contingent Beneficiary/ies (Will receive indicated portions of Plan benefit if no Primary Beneficiary/ies survive the Participant)


   Name, Address,       Relationship to     Percent of     Date of     Social Security
  Telephone Number        Participant      Plan Account     Birth         Number
--------------------    ---------------    ------------    --------    ---------------





--------------------------------        ------------------------------------
Date                                    George J. Taylor, Jr.